Equity-Method Investments	12 Months Ended
Dec. 31, 2010
Equity-Method Investments [Abstract]
Equity-Method Investments
(7) Equity-Method Investments
Investments in entities that are not controlled by the Company, but where the Company has the ability to exercise significant influence over the operations, are accounted for using the equity-method. The Company’s share of the income or losses of these entities is reflected as earnings or losses from equity-method investments in its consolidated statements of operations.
On March 14, 2008, the Company sold 75% of its original interest in SPN Resources. The Company’s equity-method investment balance in SPN Resources was approximately $43.6 million at December 31, 2010 and $52.3 million at December 31, 2009. The Company recorded earnings from its equity-method investment in SPN Resources of approximately $1.2 million for the year ended December 31, 2010 and losses of approximately $7.6 million for the year ended December 31, 2009. From the date of sale through December 31, 2008, the Company recorded earnings from its equity-method investment in SPN Resources of approximately $34.3 million. Additionally, the Company received approximately $9.9 million and $5.9 million of cash distributions from its equity-method investment in SPN Resources for the years ended December 31, 2010 and 2009, respectively. The Company, where possible and at competitive rates, provides its products and services to assist SPN Resources in producing and developing its oil and gas properties. The Company had a receivable from this equity-method investment of approximately $3.2 million and $1.9 million at December 31, 2010 and 2009, respectively. The Company also recorded revenue from this equity-method investment of approximately $11.4 million and $11.0 million for the years ended December 31, 2010 and 2009, respectively and $15.2 million from the date of sale through December 31, 2008. The Company also reduces its revenue and its investment in SPN Resources for its respective ownership interest when products and services are provided to and capitalized by SPN Resources. As these capitalized costs are depleted by SPN Resources, the Company then increases its revenue and investment in SPN Resources. As such, the Company recorded a net increase in revenue and its investment in SPN Resources of approximately $0.6 million for the year ended December 31, 2009. The Company recorded a net decrease in revenue and its investment in SPN Resources of approximately $0.7 million from the date of sale through December 31, 2008.
During the year ended December 31, 2009, the Company wrote off the remaining carrying value of its 40% interest in Beryl Oil and Gas L.P. (BOG), $36.5 million, and suspended recording its share of BOG’s operating results under equity-method accounting as a result of continued negative BOG operating results, lack of viable interested buyers and unsuccessful attempts to renegotiate the terms and conditions of its loan agreements with lenders on terms that would preserve the Company’s investment. The Company’s total cash contribution for this equity-method investment in BOG was approximately $57.8 million. The Company recorded losses from its equity-method investment in BOG of approximately $14.0 million and $9.9 million for the years ended December 31, 2009 and 2008, respectively. The Company also recorded revenue of approximately $7.0 million and $2.1 million from BOG for the years ended December 31, 2009 and 2008, respectively. The Company also recorded a net increase (decrease) in its investment in BOG of approximately ($6.1) million and $10.2 million for the years ended December 31, 2009 and 2008, respectively, for its proportionate share of accumulated other comprehensive income generated from hedging transactions. The Company recorded a net increase in revenue and its investment in BOG for services provided by the Company that were capitalized by BOG of approximately $0.2 million and $0.1 million for the years ended December 31, 2009 and 2008, respectively.
In October 2009, DBH, LLC (DBH) acquired BOG in connection with a restructuring of BOG in which the previously existing debt obligations of BOG were partially extinguished and otherwise renegotiated. Simultaneous with that acquisition, the Company acquired a 24.6% membership interest in DBH for approximately $8.7 million. DBH’s purchase of BOG using the acquisition method of accounting resulted in a difference between the carrying amount of the Company’s investment in DBH and the underlying equity in net assets. The difference is being adjusted against the equity in earnings based on the depletion of DBH’s oil and gas assets and related reserves. The Company’s equity-method investment balance in DBH was approximately $13.8 million and $7.7 million at December 31, 2010 and 2009, respectively. The Company recorded earnings from its equity-method investment in DBH of approximately $7.1 million during the year ended December 31, 2010. From the date of acquisition through December 31, 2009, the Company recorded a loss from its equity-method investment in DBH of approximately $1.0 million. Additionally, the Company received approximately $1.0 million of cash distributions from its equity-method investment in DBH for the year ended December 31, 2010. The Company had a receivable from this equity- method investment of approximately $1.4 million and $2.3 million at December 31, 2010 and 2009, respectively. The Company also recorded revenue from this equity-method investment of approximately $4.1 million and $2.4 million for the year ended December 31, 2010 and from the date of acquisition through December 31, 2009, respectively.
Combined summarized financial information for all investments that are accounted for using the equity-method of accounting is as follows (in thousands):

	December 31,
	2010	2009
Current Assets	$104,241	$162,870
Noncurrent assets	487,136	500,187

Total assets	$591,377	$663,057

Current liabilities	$49,587	$81,675
Noncurrent liabilities	197,672	218,003

Total liabilities	$247,259	$299,678

	Years Ended December 31,
	2010	2009	2008
Revenues	$204,935	$245,092	$315,895
Cost of sales	80,525	110,101	238,656

Gross profit	$124,410	$134,991	$77,239

Income (loss) from continuing operations	$(8,016)	$(10,024)	$58,680